UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 23, 2016
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HENNESSY CAPITAL ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)
______________________

Delaware	001-37509	47-3913221
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 900 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 300-8242

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 23, 2016 at 7:30 a.m. (Central time), Hennessy Capital Acquisition Corp. II (the “Company”) held a previously announced joint conference call (the “Conference Call”) with Daseke, Inc. (“Daseke”) to discuss the proposed acquisition by the Company of all of the outstanding capital stock of Daseke (the “Business Combination”), pursuant to the terms of that certain Agreement and Plan of Merger, dated as of December 22, 2016, by and among Daseke, the Company, HCAC Merger Sub, Inc. and Don R. Daseke, solely in his capacity as the Stockholder Representative thereunder (the “Merger Agreement”).

Attached as Exhibit 99.l to this Current Report on Form 8-K (this “Report”) and incorporated into this Item 7.01 by reference is a transcript of the Conference Call. An archived webcast version of the Conference Call is also being made available on the Company’s website at www.hennessycapllc.com/hcac-ii/.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. No portion of the Company’s website is incorporated by reference into or otherwise deemed to be a part of this Report.

Additional Information About the Proposed Business Combination and Where to Find It

The proposed Business Combination will be submitted to stockholders of the Company for their consideration. The Company has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on December 22, 2016 (and intends to file with the SEC a definitive proxy statement) in connection with the Business Combination and related matters and will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination and related matters, because these documents will contain important information about the Company, Daseke and the Business Combination. Stockholders may also obtain a copy of the proxy statement as well as other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Nicholas A. Petruska, Executive Vice President, Chief Financial Officer and Secretary, 700 Louisiana Street, Suite 900, Houston, Texas 77002, or by telephone at (713) 300-8242.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed Business Combination. Information regarding the Company’s directors and executive officers is available in the Company’s preliminary proxy statement filed by the Company with the SEC on December 22, 2016. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in connection with the Business Combination are contained in the preliminary proxy statement, which can be obtained free of charge from the sources indicated above.

Forward Looking Statements

This Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include, without limitation, statements regarding the anticipated benefits of the Business Combination, the future financial performance of the Company following the Business Combination, changes in the market for Daseke’s services, potential future acquisitions and other growth strategies and opportunities, and are based on current information and expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against Daseke or the Company following announcement of the proposed Business Combination and related transactions; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company, consummate the anticipated debt financing or satisfy other conditions to the closing of the Business Combination; (4) the ability to obtain or maintain the listing of the Company’s common stock on the NASDAQ Capital Market following the Business Combination; (5) the risk that the proposed Business Combination disrupts the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably; (7) costs related to the Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that Daseke or the Company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement to be filed by the Company in connection with the Business Combination, including those under “Risk Factors” therein, and other factors identified in the Company’s prior and future filings with the SEC, available at www.sec.gov.

No Offer or Solicitation of Securities

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits

Number	Description
99.1	Transcript of December 23, 2016 Joint HCAC/Daseke Conference Call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2016	HENNESSY CAPITAL ACQUISITION CORP. II

	By:	/s/ Daniel J. Hennessy
	Name:	Daniel J. Hennessy
	Title:	Chief Executive Officer

EXHIBIT INDEX

Number	Description
99.1	Transcript of December 23, 2016 Joint HCAC/Daseke Conference Call.

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